Exhibit 99.1
FOR IMMEDIATE RELEASE
July 23, 2026
For further information contact:
Keith Suchodolski, Senior Executive Vice President and Chief Operating Officer, or
Sean Byrnes, Executive Vice President and Chief Financial Officer
Kearny Financial Corp.
(973) 244-4500
KEARNY FINANCIAL CORP. ANNOUNCES FOURTH QUARTER AND FISCAL YEAR END 2026 RESULTS
AND DECLARATION OF $0.11 PER SHARE CASH DIVIDEND

Fairfield, N.J., July 23, 2026 – Kearny Financial Corp. (NASDAQ GS: KRNY) (the “Company”), the holding company of Kearny Bank (the “Bank”), reported net income for the quarter ended June 30, 2026 of $7.2 million, or $0.11 per diluted share, compared to $10.1 million, or $0.16 per diluted share, for the quarter ended March 31, 2026. For the fiscal year ended June 30, 2026, the Company reported net income of $36.3 million, or $0.57 per diluted share, compared to $26.1 million, or $0.42 per diluted share, for the fiscal year ended June 30, 2025.

As explained in additional detail below, net income for the quarter ended June 30, 2026 was impacted by various non-recurring items, including a $1.6 million discrete tax charge, $745,000 of severance expense, and $262,000 of other real estate owned (“OREO”) acquisition expense.

The Company also announced that its Board of Directors declared a quarterly cash dividend of $0.11 per share, payable on August 26, 2026, to stockholders of record as of August 12, 2026.

Craig L. Montanaro, President and Chief Executive Officer, commented, “I am pleased to report our fiscal 2026 performance, which reflected a 39% increase in net income compared to the prior fiscal year, continued expansion of our net interest margin, and growth in both loans and deposits. Fiscal 2026 was a year of meaningful progress and reflected the successful execution of our strategic plan, including the continued remixing of our balance sheet, enhanced operational efficiency, and our focus on building deeper commercial banking relationships.”

Mr. Montanaro continued, “During the fiscal year, we invested in growth initiatives across commercial banking, treasury management, and technology. We added experienced banking talent and expanded capabilities designed to deepen commercial client relationships and support loan and deposit growth. These investments are strengthening our ability to attract high-quality commercial relationships and further our evolution into a commercially focused banking franchise.”

Mr. Montanaro concluded, “As we enter fiscal 2027, we remain focused on executing our strategic plan through organic growth, operational excellence, and the continued enhancement of the client experience. We believe the investments we have made in talent, technology, and operating efficiency, coupled with tailwinds from low-coupon loan repricing, position us well to continue delivering sustainable earnings growth and long-term value for our shareholders.”

Strategic Achievements
•Expanded Corporate Banking capabilities through the recruitment of experienced relationship-focused bankers.
•Launched a Specialty Deposits team focused on 1031 exchange, escrow, trust, and estate account relationships, expanding the Bank's commercial deposit capabilities and strengthening its presence in key New York markets.
•Advanced a Company-wide operational excellence initiative focused on process improvement, adoption of automation and artificial intelligence, and enhancements of the client experience.
•Executed a strategic realignment of the retail banking organization to create a dedicated outside sales team focused on small business relationship development, while retaining a peer-leading level of service throughout the branch network.

Fiscal Year 2026 Highlights
•Net interest margin expanded 30 basis points to 2.18%, extending the momentum of margin improvement for the second consecutive year.
•Pre-tax, pre-provision earnings per share increased 47.0% to $0.78 per diluted share.

•Continued the strategic remixing of the loan portfolio by growing commercial and industrial, construction, and home equity loans by 61.4%, 48.1% and 57.4%, respectively, while strategically reducing multifamily mortgage exposure.
•Improved efficiency ratio by 5.90%, while investing in new products, capabilities, and our people.
•Tangible book value per share increased $0.30, or 3.1%, to $10.07.

Balance Sheet
•Total assets were $7.68 billion at June 30, 2026, an increase of $74.5 million, or 1.0%, from March 31, 2026 and a decrease of $58.2 million, or 0.8%, from June 30, 2025.
•Investment securities totaled $1.07 billion at June 30, 2026, a decrease of $22.7 million, or 2.1%, from March 31, 2026 and a decrease of $62.0 million, or 5.5%, from June 30, 2025.
•Loans receivable totaled $5.88 billion at June 30, 2026, an increase of $96.1 million, or 1.7%, from March 31, 2026 and an increase of $62.4 million, or 1.1%, from June 30, 2025.
•Deposits were $5.71 billion at June 30, 2026, a decrease of $19.5 million, or 0.3%, from March 31, 2026 and an increase of $34.4 million, or 0.6%, from June 30, 2025. Deposit balances reflected the migration of $170.1 million from consumer interest-bearing products to non-interest bearing products.
•Borrowings were $1.15 billion at June 30, 2026, an increase of $90.0 million, or 8.5%, from March 31, 2026 and a decrease of $106.5 million, or 8.5%, from June 30, 2025.
•At June 30, 2026, the Company maintained available secured borrowing capacity with the Federal Home Loan Bank and the Federal Reserve Discount Window of $2.35 billion, representing 30.6% of total assets.
Earnings
Net Interest Income and Net Interest Margin
•Net interest margin increased by five basis points to 2.26% for the quarter ended June 30, 2026 and by 30 basis points to 2.18% for the year ended June 30, 2026. The quarterly improvement was driven by higher loan yields and balances and a reduction in interest-bearing deposits, partially offset by higher costs on interest-bearing liabilities. The year-over-year improvement reflected higher loan yields and balances and lower costs on interest-bearing liabilities, partially offset by lower yields and balances on investment securities and other interest-earning assets.
•For the quarter ended June 30, 2026, net interest income increased $1.1 million, or 2.9%, to $40.4 million from $39.2 million for the quarter ended March 31, 2026. Included in net interest income for the quarters ended June 30, 2026 and March 31, 2026, respectively, was purchase accounting accretion of $537,000 and $552,000, and loan prepayment penalty income of $622,000 and $422,000.
•For the year ended June 30, 2026, net interest income increased $20.3 million, or 15.1%, to $155.3 million from $134.9 million for the year ended June 30, 2025. Included in net interest income for the years ended June 30, 2026 and 2025, respectively, was purchase accounting accretion of $2.2 million and $2.4 million and loan prepayment penalty income of $2.1 million and $783,000.
Non-Interest Income
•For the quarter ended June 30, 2026, non-interest income decreased $781,000, or 12.8%, to $5.3 million from $6.1 million for the quarter ended March 31, 2026, primarily driven by the absence of a non-recurring pre-tax gain of $1.0 million recorded in the prior period. Excluding this non-recurring item, non-interest income increased $218,000, or 4.3%, from $5.1 million, primarily driven by an increase in loan related fees and charges and a higher gain on sale of loans.
•Fees and service charges increased $144,000 to $1.1 million for the quarter ended June 30, 2026 from $922,000 for the quarter ended March 31, 2026.
•Gain on sale of loans increased $123,000 to $316,000 for the quarter ended June 30, 2026 from $193,000 for the quarter ended March 31, 2026.
•For the year ended June 30, 2026, non-interest income increased $3.8 million to $22.8 million from $19.1 million for the year ended June 30, 2025, primarily driven by $1.8 million in non-recurring pre-tax gains on the sale of properties held for sale in the current period, and increases in loan- and branch-related fees and charges.

Non-Interest Expense
•For the quarter ended June 30, 2026, non-interest expense increased $1.6 million, or 4.8%, to $33.9 million from $32.3 million for the quarter ended March 31, 2026. Excluding a non-recurring charge of $745,000 related to severance, non-interest expense increased $806,000, primarily reflecting higher salary and benefit costs, OREO acquisition-related expenses of $262,000, and a provision for unfunded commitments of $264,000, partially offset by a lower net occupancy expense.
•Salary and benefits expense increased $1.0 million to $20.3 million for the quarter ended June 30, 2026 from $19.3 million for the quarter ended March 31, 2026, primarily due to a non-recurring charge of $745,000 related to severance associated with a strategic realignment of the Company’s retail banking organization.
•Net occupancy expense of premises decreased $401,000 to $2.9 million for the quarter ended June 30, 2026 from $3.3 million for the quarter ended March 31, 2026, primarily driven by the absence of snow removal expenses recorded in the prior period.
•Other expense increased $942,000 to $4.4 million for the quarter ended June 30, 2026, from $3.5 million for the quarter ended March 31, 2026, primarily due to a non-recurring OREO acquisition-related expense of $262,000, a reserve on unfunded commitments of $264,000 due to growth in construction loans, compared to an $86,000 reserve reversal in the prior period, and higher professional and other fees. Remaining changes reflected normal operating fluctuations.
•For the year ended June 30, 2026, non-interest expense increased $8.4 million, or 6.9%, to $129.0 million from $120.6 million for the year ended June 30, 2025, primarily driven by higher salary and benefits expense and other expense. Salary and benefits expense increased due to annual merit increases, higher incentive compensation, and a non-recurring severance charge, while other expense increased primarily as a result of higher professional fees, loan related expenses, and the non-recurring charges discussed above.
Income Taxes
•Income tax expense totaled $3.8 million for the quarter ended June 30, 2026 compared to $2.5 million for the quarter ended March 31, 2026, resulting in an effective tax rate of 34.9% and 19.8%, respectively. Income tax expense increased due to the establishment of a valuation allowance of $1.6 million against a deferred tax asset related to certain legacy stock-based compensation awards.
•Income tax expense totaled $11.1 million for the year ended June 30, 2026 compared to $4.9 million for the year ended June 30, 2025. The increase in income tax expense was primarily driven by higher pre-tax income in the current year period and the establishment of a valuation allowance of $1.6 million, as discussed above.
Asset Quality
•Non-performing assets increased to $53.4 million, or 0.70% of total assets, at June 30, 2026, from $52.4 million, or 0.69% of total assets, at March 31, 2026, and from $45.6 million, or 0.59% of total assets, at June 30, 2025. Included in non-performing assets at June 30, 2026 were two foreclosed properties with an aggregate carrying value of $5.5 million that were reclassified from non-performing loans to OREO during the quarter.
•Net charge-offs totaled $49,000, or less than 0.01% of average loans, on an annualized basis, for the quarter ended June 30, 2026, compared to $626,000, or 0.04% of average loans, on an annualized basis, for the quarter ended March 31, 2026. For the year ended June 30, 2026, net charge-offs totaled $2.4 million, or 0.04% of average loans, compared to $1.1 million, or 0.02% of average loans, for the year ended June 30, 2025.
•For the quarter ended June 30, 2026, the Company recorded a provision for credit losses of $822,000, compared to $391,000 for the quarter ended March 31, 2026. The provision for credit losses for the quarter ended June 30, 2026 was primarily driven by loan growth. For the years ended June 30, 2026 and June 30, 2025, the Company recorded a provision for credit losses of $1.7 million and $2.4 million, respectively.
•The allowance for credit losses (“ACL”) was $45.5 million, or 0.77% of total loans, at June 30, 2026, an increase of $773,000 from $44.7 million, or 0.77% of total loans, at March 31, 2026. The ACL was $46.2 million, or 0.79% of total loans, at June 30, 2025.

Capital
◦For the quarter ended June 30, 2026, book value per share and tangible book value per share increased $0.05, or 0.4%, to $11.84 and $10.07, respectively, compared to the prior period.
◦At June 30, 2026, total stockholders’ equity included after-tax net unrealized losses on securities available for sale of $68.5 million, partially offset by after-tax unrealized gains on derivatives of $4.8 million. After-tax net unrecognized losses on securities held to maturity of $8.4 million were not reflected in total stockholders’ equity.
◦At June 30, 2026, the Company’s tangible equity to tangible assets ratio equaled 8.62% and the regulatory capital ratios of both the Company and the Bank were in excess of the levels required by federal banking regulators to be classified as “well-capitalized” under regulatory guidelines.

Linked-Quarter Comparative Financial Analysis
Kearny Financial Corp.
Consolidated Balance Sheets
(Unaudited)

(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2026	March 31, 2026	Variance or Change	Variance or Change Pct.
	(Unaudited)	(Unaudited)
Assets
Cash and cash equivalents	$114,823	$123,836	$(9,013)	-7.3%
Securities available for sale	964,369	983,325	(18,956)	-1.9%
Securities held to maturity	106,814	110,581	(3,767)	-3.4%
Loans held-for-sale	6,022	12,183	(6,161)	-50.6%
Loans receivable	5,875,325	5,779,181	96,144	1.7%
Less: allowance for credit losses on loans	(45,496)	(44,723)	773	1.7%
Net loans receivable	5,829,829	5,734,458	95,371	1.7%
Premises and equipment	42,359	41,896	463	1.1%
Federal Home Loan Bank stock	59,726	55,737	3,989	7.2%
Accrued interest receivable	27,875	28,304	(429)	-1.5%
Goodwill	113,525	113,525	—	—%
Core deposit intangible	968	1,080	(112)	-10.4%
Bank owned life insurance	314,756	312,050	2,706	0.9%
Deferred income taxes, net	48,699	50,961	(2,262)	-4.4%
Other real estate owned	5,519	—	5,519	—%
Other assets	46,921	39,720	7,201	18.1%
Total assets	$7,682,205	$7,607,656	$74,549	1.0%

Liabilities
Deposits:
Non-interest-bearing	$788,015	$631,506	$156,509	24.8%
Interest-bearing	4,921,610	5,097,576	(175,966)	-3.5%
Total deposits	5,709,625	5,729,082	(19,457)	-0.3%
Borrowings	1,150,000	1,060,000	90,000	8.5%
Advance payments by borrowers for taxes	18,562	19,317	(755)	-3.9%
Other liabilities	37,348	36,225	1,123	3.1%
Total liabilities	6,915,535	6,844,624	70,911	1.0%

Stockholders' Equity
Common stock	648	648	—	—%
Paid-in capital	495,953	495,442	511	0.1%
Retained earnings	350,046	349,881	165	0.0%
Unearned ESOP shares	(17,025)	(17,511)	486	2.8%
Accumulated other comprehensive loss	(62,952)	(65,428)	2,476	3.8%
Total stockholders' equity	766,670	763,032	3,638	0.5%
Total liabilities and stockholders' equity	$7,682,205	$7,607,656	$74,549	1.0%

Consolidated capital ratios
Equity to assets	9.98%	10.03%	-0.05%
Tangible equity to tangible assets (1)	8.62%	8.65%	-0.03%

Share data
Outstanding shares	64,738	64,739	(1)	0.0%
Book value per share	$11.84	$11.79	$0.05	0.4%
Tangible book value per share (2)	$10.07	$10.02	$0.05	0.5%
_________________________
(1)Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets. Tangible assets equals total assets reduced by goodwill and core deposit intangible assets.
(2)Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

Kearny Financial Corp.
Consolidated Statements of Income
(Unaudited)

(Dollars and Shares in Thousands, Except Per Share Data)	Three Months Ended		Variance or Change	Variance or Change Pct.
	June 30, 2026	March 31, 2026
Interest income
Loans	$69,376	$66,310	$3,066	4.6%
Taxable investment securities	11,328	11,425	(97)	-0.8%
Tax-exempt investment securities	29	34	(5)	-14.7%
Other interest-earning assets	1,251	1,400	(149)	-10.6%
Total interest income	81,984	79,169	2,815	3.6%

Interest expense
Deposits	30,537	31,045	(508)	-1.6%
Borrowings	11,073	8,888	2,185	24.6%
Total interest expense	41,610	39,933	1,677	4.2%
Net interest income	40,374	39,236	1,138	2.9%
Provision for credit losses	822	391	431	110.2%
Net interest income after provision for credit losses	39,552	38,845	707	1.8%

Non-interest income
Fees and service charges	1,066	922	144	15.6%
Gain on sale of loans	316	193	123	63.7%
Income from bank owned life insurance	2,706	2,646	60	2.3%
Electronic banking fees and charges	460	389	71	18.3%
Other income	765	1,944	(1,179)	-60.6%
Total non-interest income	5,313	6,094	(781)	-12.8%

Non-interest expense
Salaries and employee benefits	20,313	19,316	997	5.2%
Net occupancy expense of premises	2,862	3,263	(401)	-12.3%
Equipment and systems	3,851	3,975	(124)	-3.1%
Advertising and marketing	746	665	81	12.2%
Federal deposit insurance premium	1,360	1,302	58	4.5%
Directors' compensation	307	307	—	—%
Other expense	4,413	3,471	942	27.1%
Total non-interest expense	33,852	32,299	1,553	4.8%
Income before income taxes	11,013	12,640	(1,627)	-12.9%
Income taxes	3,841	2,503	1,338	53.5%
Net income	$7,172	$10,137	$(2,965)	-29.2%

Net income per common share (EPS)
Basic	$0.11	$0.16	$(0.05)
Diluted	$0.11	$0.16	$(0.05)

Dividends declared
Cash dividends declared per common share	$0.11	$0.11	$—
Cash dividends declared	$7,008	$7,005	$3
Dividend payout ratio	97.7%	69.1%	28.6%

Weighted average number of common shares outstanding
Basic	62,958	62,908	50
Diluted	63,403	63,251	152

Kearny Financial Corp.
Average Balance Sheet Data
(Unaudited)

(Dollars in Thousands)	Three Months Ended		Variance or Change	Variance or Change Pct.
	June 30, 2026	March 31, 2026
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$5,854,248	$5,785,095	$69,153	1.2%
Taxable investment securities	1,185,569	1,194,487	(8,918)	-0.7%
Tax-exempt investment securities	4,759	5,669	(910)	-16.1%
Other interest-earning assets	109,098	106,967	2,131	2.0%
Total interest-earning assets	7,153,674	7,092,218	61,456	0.9%
Non-interest-earning assets	456,877	455,725	1,152	0.3%
Total assets	$7,610,551	$7,547,943	$62,608	0.8%

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,207,264	$2,402,177	$(194,913)	-8.1%
Savings	760,770	761,090	(320)	0.0%
Certificates of deposit (retail)	1,190,922	1,181,526	9,396	0.8%
Certificates of deposit (brokered)	673,031	755,461	(82,430)	-10.9%
Total interest-bearing deposits	4,831,987	5,100,254	(268,267)	-5.3%
Borrowings:
Federal Home Loan Bank advances	1,022,637	861,445	161,192	18.7%
Other borrowings	150,275	133,833	16,442	12.3%
Total borrowings	1,172,912	995,278	177,634	17.8%
Total interest-bearing liabilities	6,004,899	6,095,532	(90,633)	-1.5%
Non-interest-bearing liabilities:
Non-interest-bearing deposits	788,059	633,494	154,565	24.4%
Other non-interest-bearing liabilities	54,614	59,644	(5,030)	-8.4%
Total non-interest-bearing liabilities	842,673	693,138	149,535	21.6%
Total liabilities	6,847,572	6,788,670	58,902	0.9%
Stockholders' equity	762,979	759,273	3,706	0.5%
Total liabilities and stockholders' equity	$7,610,551	$7,547,943	$62,608	0.8%

Average interest-earning assets to average interest-bearing liabilities	119.13%	116.35%	2.78%	2.4%

Kearny Financial Corp.
Performance Ratio Highlights
(Unaudited)

	Three Months Ended		Variance or Change
	June 30, 2026	March 31, 2026
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	4.74%	4.58%	0.16%
Taxable investment securities	3.82%	3.83%	-0.01%
Tax-exempt investment securities (1)	2.40%	2.37%	0.03%
Other interest-earning assets	4.59%	5.24%	-0.65%
Total interest-earning assets	4.58%	4.47%	0.11%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	2.49%	2.34%	0.15%
Savings	1.34%	1.26%	0.08%
Certificates of deposit (retail)	3.17%	3.20%	-0.03%
Certificates of deposit (brokered)	2.87%	2.71%	0.16%
Total interest-bearing deposits	2.53%	2.43%	0.10%
Borrowings:
Federal Home Loan Bank advances	3.79%	3.56%	0.23%
Other borrowings	3.71%	3.66%	0.05%
Total borrowings	3.78%	3.57%	0.21%
Total interest-bearing liabilities	2.77%	2.62%	0.15%

Interest rate spread (2)	1.81%	1.85%	-0.04%
Net interest margin (3)	2.26%	2.21%	0.05%

Non-interest income to average assets (annualized)	0.28%	0.32%	-0.04%
Non-interest expense to average assets (annualized)	1.78%	1.71%	0.07%

Efficiency ratio (4)	74.09%	71.25%	2.84%

Return on average assets (annualized)	0.38%	0.54%	-0.16%
Return on average equity (annualized)	3.76%	5.34%	-1.58%
Return on average tangible equity (annualized) (5)	4.48%	6.34%	-1.86%
_________________________
(1)The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)Net interest income divided by average interest-earning assets.
(4)Non-interest expense divided by the sum of net interest income and non-interest income.
(5)Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

Year-to-Year Comparative Financial Analysis

Kearny Financial Corp.
Consolidated Balance Sheets

(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2026	June 30, 2025	Variance or Change	Variance or Change Pct.
	(Unaudited)	(Audited)
Assets
Cash and cash equivalents	$114,823	$167,269	$(52,446)	-31.4%
Securities available for sale	964,369	1,012,969	(48,600)	-4.8%
Securities held to maturity	106,814	120,217	(13,403)	-11.1%
Loans held-for-sale	6,022	5,931	91	1.5%
Loans receivable	5,875,325	5,812,937	62,388	1.1%
Less: allowance for credit losses on loans	(45,496)	(46,191)	(695)	-1.5%
Net loans receivable	5,829,829	5,766,746	63,083	1.1%
Premises and equipment	42,359	43,897	(1,538)	-3.5%
Federal Home Loan Bank of New York stock	59,726	64,261	(4,535)	-7.1%
Accrued interest receivable	27,875	28,098	(223)	-0.8%
Goodwill	113,525	113,525	—	—%
Core deposit intangible	968	1,436	(468)	-32.6%
Bank owned life insurance	314,756	304,717	10,039	3.3%
Deferred income tax assets, net	48,699	55,203	(6,504)	-11.8%
Other real estate owned	5,519	—	5,519	—%
Other assets	46,921	56,181	(9,260)	-16.5%
Total assets	$7,682,205	$7,740,450	$(58,245)	-0.8%

Liabilities
Deposits:
Non-interest-bearing	$788,015	$582,045	$205,970	35.4%
Interest-bearing	4,921,610	5,093,172	(171,562)	-3.4%
Total deposits	5,709,625	5,675,217	34,408	0.6%
Borrowings	1,150,000	1,256,491	(106,491)	-8.5%
Advance payments by borrowers for taxes	18,562	19,317	(755)	-3.9%
Other liabilities	37,348	43,463	(6,115)	-14.1%
Total liabilities	6,915,535	6,994,488	(78,953)	-1.1%

Stockholders' Equity
Common stock	$648	$646	$2	0.3%
Paid-in capital	495,953	494,546	1,407	0.3%
Retained earnings	350,046	341,744	8,302	2.4%
Unearned ESOP shares	(17,025)	(18,970)	1,945	10.3%
Accumulated other comprehensive loss	(62,952)	(72,004)	9,052	12.6%
Total stockholders' equity	766,670	745,962	20,708	2.8%
Total liabilities and stockholders' equity	$7,682,205	$7,740,450	$(58,245)	-0.8%

Consolidated capital ratios
Equity to assets	9.98%	9.64%	0.34%
Tangible equity to tangible assets (1)	8.62%	8.27%	0.35%

Share data
Outstanding shares	64,738	64,577	161	0.2%
Book value per share	$11.84	$11.55	$0.29	2.5%
Tangible book value per share (2)	$10.07	$9.77	$0.30	3.1%
_________________________
(1)Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets. Tangible assets equals total assets reduced by goodwill and core deposit intangible assets.
(2)Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

Kearny Financial Corp.
Consolidated Statements of Income

	Year Ended
(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2026	June 30, 2025	Variance or Change	Variance or Change Pct.
	(Unaudited)	(Audited)
Interest income
Loans	$271,445	$262,992	$8,453	3.2%
Taxable investment securities	46,976	53,247	(6,271)	-11.8%
Tax-exempt investment securities	139	234	(95)	-40.6%
Other interest-earning assets	5,753	8,003	(2,250)	-28.1%
Total Interest Income	324,313	324,476	(163)	-0.1%

Interest expense
Deposits	128,661	140,258	(11,597)	-8.3%
Borrowings	40,369	49,275	(8,906)	-18.1%
Total interest expense	169,030	189,533	(20,503)	-10.8%
Net interest income	155,283	134,943	20,340	15.1%
Provision for credit losses	1,698	2,366	(668)	-28.2%
Net interest income after provision for credit losses	153,585	132,577	21,008	15.8%

Non-interest income
Fees and service charges	4,175	2,490	1,685	67.7%
Gain on sale of loans	932	806	126	15.6%
Income from bank owned life insurance	10,751	10,672	79	0.7%
Electronic banking fees and charges	1,738	1,717	21	1.2%
Other income	5,229	3,367	1,862	55.3%
Total non-interest income	22,825	19,052	3,773	19.8%

Non-interest expense
Salaries and employee benefits	76,747	70,870	5,877	8.3%
Net occupancy expense of premises	12,320	11,524	796	6.9%
Equipment and systems	15,807	15,703	104	0.7%
Advertising and marketing	2,385	1,877	508	27.1%
Federal deposit insurance premium	5,320	5,911	(591)	-10.0%
Directors' compensation	1,227	1,355	(128)	-9.4%
Other expense	15,202	13,390	1,812	13.5%
Total non-interest expense	129,008	120,630	8,378	6.9%
Income before income taxes	47,402	30,999	16,403	52.9%
Income taxes	11,138	4,924	6,214	126.2%
Net income	$36,264	$26,075	$10,189	39.1%

Net income per common share (EPS)
Basic	$0.58	$0.42	$0.16
Diluted	$0.57	$0.42	$0.15

Dividends declared
Cash dividends declared per common share	$0.44	$0.44	$—
Cash dividends declared	$27,963	$27,657	$306
Dividend payout ratio	77.1%	106.1%	-29%

Weighted average number of common shares outstanding
Basic	62,866	62,508	358
Diluted	63,220	62,716	504

Kearny Financial Corp.
Average Balance Sheet Data
(Unaudited)

	Year Ended
(Dollars in Thousands)	June 30, 2026	June 30, 2025	Variance or Change	Variance or Change Pct.
Assets
Interest-earning assets:
Loans receivable, including loans held for sale	$5,806,182	$5,789,583	$16,599	0.3%
Taxable investment securities	1,200,665	1,270,262	(69,597)	-5.5%
Tax-exempt investment securities	5,800	9,791	(3,991)	-40.8%
Other interest-earning assets	113,880	119,224	(5,344)	-4.5%
Total interest-earning assets	7,126,527	7,188,860	(62,333)	-0.9%
Non-interest-earning assets	455,386	459,986	(4,600)	-1.0%
Total assets	$7,581,913	$7,648,846	$(66,933)	-0.9%

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,334,641	$2,335,972	$(1,331)	-0.1%
Savings	758,820	721,115	37,705	5.2%
Certificates of deposit (retail)	1,196,452	1,213,015	(16,563)	-1.4%
Certificates of deposit (brokered)	735,180	689,011	46,169	6.7%
Total interest-bearing deposits	5,025,093	4,959,113	65,980	1.3%
Borrowings:
Federal Home Loan Bank Advances	990,612	1,131,662	(141,050)	-12.5%
Other borrowings	101,712	149,041	(47,329)	-31.8%
Total borrowings	1,092,324	1,280,703	(188,379)	-14.7%
Total interest-bearing liabilities	6,117,417	6,239,816	(122,399)	-2.0%
Non-interest-bearing liabilities:
Non-interest-bearing deposits	649,262	597,197	52,065	8.7%
Other non-interest-bearing liabilities	59,696	64,831	(5,135)	-7.9%
Total non-interest-bearing liabilities	708,958	662,028	46,930	7.1%
Total liabilities	6,826,375	6,901,844	(75,469)	-1.1%
Stockholders' equity	755,538	747,002	8,536	1.1%
Total liabilities and stockholders' equity	$7,581,913	$7,648,846	$(66,933)	-0.9%

Average interest-earning assets to average interest-bearing liabilities	116.50%	115.21%	1.29%	1.1%

Kearny Financial Corp.
Performance Ratio Highlights
(Unaudited)

	Year Ended
	June 30, 2026	June 30, 2025	Variance or Change
Average yield on interest-earning assets:
Loans receivable, including loans held for sale	4.68%	4.54%	0.14%
Taxable investment securities	3.91%	4.19%	-0.28%
Tax-exempt investment securities (1)	2.39%	2.39%	—%
Other interest-earning assets	5.05%	6.71%	-1.66%
Total interest-earning assets	4.55%	4.51%	0.04%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	2.49%	2.86%	-0.37%
Savings	1.35%	1.25%	0.10%
Certificates of deposit (retail)	3.35%	3.87%	-0.52%
Certificates of deposit (brokered)	2.74%	2.54%	0.20%
Total interest-bearing deposits	2.56%	2.83%	-0.27%
Borrowings:
Federal Home Loan Bank Advances	3.67%	3.71%	-0.04%
Other borrowings	3.90%	4.87%	-0.97%
Total borrowings	3.70%	3.85%	-0.15%
Total interest-bearing liabilities	2.76%	3.04%	-0.28%

Interest rate spread (2)	1.79%	1.47%	0.32%
Net interest margin (3)	2.18%	1.88%	0.30%

Non-interest income to average assets	0.30%	0.25%	0.05%
Non-interest expense to average assets	1.70%	1.58%	0.12%

Efficiency ratio (4)	72.43%	78.33%	-5.90%

Return on average assets	0.48%	0.34%	0.14%
Return on average equity	4.80%	3.49%	1.31%
Return on average tangible equity (5)	5.71%	4.18%	1.53%
_________________________
(1)The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)Net interest income divided by average interest-earning assets.
(4)Non-interest expense divided by the sum of net interest income and non-interest income.
(5)Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.

Five-Quarter Financial Trend Analysis
Kearny Financial Corp.
Consolidated Balance Sheets

(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Audited)
Assets
Cash and cash equivalents	$114,823	$123,836	$147,340	$130,139	$167,269
Securities available for sale	964,369	983,325	1,000,397	1,016,182	1,012,969
Securities held to maturity	106,814	110,581	112,800	116,681	120,217
Loans held-for-sale	6,022	12,183	8,786	6,650	5,931
Loans receivable	5,875,325	5,779,181	5,753,393	5,767,419	5,812,937
Less: allowance for credit losses on loans	(45,496)	(44,723)	(44,958)	(45,060)	(46,191)
Net loans receivable	5,829,829	5,734,458	5,708,435	5,722,359	5,766,746
Premises and equipment	42,359	41,896	42,559	43,222	43,897
Federal Home Loan Bank stock	59,726	55,737	57,212	62,011	64,261
Accrued interest receivable	27,875	28,304	27,420	29,460	28,098
Goodwill	113,525	113,525	113,525	113,525	113,525
Core deposit intangible	968	1,080	1,198	1,317	1,436
Bank owned life insurance	314,756	312,050	309,404	307,248	304,717
Deferred income taxes, net	48,699	50,961	51,617	51,587	55,203
Other real estate owned	5,519	—	—	—	—
Other assets	46,921	39,720	40,185	47,629	56,181
Total assets	$7,682,205	$7,607,656	$7,620,878	$7,648,010	$7,740,450

Liabilities
Deposits:
Non-interest-bearing	$788,015	$631,506	$627,180	$578,481	$582,045
Interest-bearing	4,921,610	5,097,576	5,084,370	5,053,401	5,093,172
Total deposits	5,709,625	5,729,082	5,711,550	5,631,882	5,675,217
Borrowings	1,150,000	1,060,000	1,095,000	1,206,497	1,256,491
Advance payments by borrowers for taxes	18,562	19,317	18,474	19,261	19,317
Other liabilities	37,348	36,225	38,458	37,166	43,463
Total liabilities	6,915,535	6,844,624	6,863,482	6,894,806	6,994,488

Stockholders' Equity
Common stock	648	648	648	648	646
Paid-in capital	495,953	495,442	494,959	494,490	494,546
Retained earnings	350,046	349,881	346,749	344,287	341,744
Unearned ESOP shares	(17,025)	(17,511)	(17,997)	(18,484)	(18,970)
Accumulated other comprehensive loss	(62,952)	(65,428)	(66,963)	(67,737)	(72,004)
Total stockholders' equity	766,670	763,032	757,396	753,204	745,962
Total liabilities and stockholders' equity	$7,682,205	$7,607,656	$7,620,878	$7,648,010	$7,740,450

Consolidated capital ratios
Equity to assets	9.98%	10.03%	9.94%	9.85%	9.64%
Tangible equity to tangible assets (1)	8.62%	8.65%	8.56%	8.47%	8.27%

Share data
Outstanding shares	64,738	64,739	64,739	64,739	64,577
Book value per share	$11.84	$11.79	$11.70	$11.63	$11.55
Tangible book value per share (2)	$10.07	$10.02	$9.93	$9.86	$9.77
_________________________
(1)Tangible equity equals total stockholders' equity reduced by goodwill and core deposit intangible assets. Tangible assets equals total assets reduced by goodwill and core deposit intangible assets.
(2)Tangible book value equals total stockholders' equity reduced by goodwill and core deposit intangible assets.

Kearny Financial Corp.
Supplemental Balance Sheet Highlights
(Unaudited)

(Dollars in Thousands)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Loan portfolio composition:
Commercial loans:
Multi-family mortgage	$2,499,894	$2,555,001	$2,619,124	$2,640,737	$2,709,654
Nonresidential mortgage	1,019,445	1,012,422	990,178	988,969	986,556
Commercial and industrial	223,927	201,277	169,884	142,304	138,755
Construction	263,200	207,765	181,766	189,626	177,713
Total commercial loans	4,006,466	3,976,465	3,960,952	3,961,636	4,012,678
One- to four-family residential mortgage	1,789,865	1,741,023	1,730,543	1,749,362	1,748,591
Consumer loans:
Home equity loans	79,844	61,379	59,046	54,116	50,737
Other consumer	2,387	2,377	2,523	2,487	2,533
Total consumer loans	82,231	63,756	61,569	56,603	53,270
Total loans, excluding yield adjustments	5,878,562	5,781,244	5,753,064	5,767,601	5,814,539
Unaccreted yield adjustments	(3,237)	(2,063)	329	(182)	(1,602)
Loans receivable, net of yield adjustments	5,875,325	5,779,181	5,753,393	5,767,419	5,812,937
Less: allowance for credit losses on loans	(45,496)	(44,723)	(44,958)	(45,060)	(46,191)
Net loans receivable	$5,829,829	$5,734,458	$5,708,435	$5,722,359	$5,766,746

Asset quality:
Nonperforming assets:
Accruing loans - 90 days and over past due	$—	$—	$—	$20,494	$—
Nonaccrual loans	47,896	52,379	51,306	44,085	45,597
Total nonperforming loans	47,896	52,379	51,306	64,579	45,597
Other real estate owned	5,519	—	—	—	—
Total nonperforming assets	$53,415	$52,379	$51,306	$64,579	$45,597

Nonperforming loans (% total loans)	0.82%	0.91%	0.89%	1.12%	0.78%
Nonperforming assets (% total assets)	0.70%	0.69%	0.67%	0.84%	0.59%

Classified loans	$88,202	$97,384	$97,542	$117,780	$118,418

Allowance for credit losses on loans (ACL):
ACL to total loans	0.77%	0.77%	0.78%	0.78%	0.79%
ACL to nonperforming loans	94.99%	85.38%	87.63%	69.78%	101.30%
Net charge-offs	$49	$626	$669	$1,049	$49
Average net charge-off rate (annualized)	0.00%	0.04%	0.05%	0.07%	0.00%

Kearny Financial Corp.
Supplemental Balance Sheet Highlights
(Unaudited)

(Dollars in Thousands)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Funding composition:
Deposits:
Non-interest-bearing deposits	$788,015	$631,506	$627,180	$578,481	$582,045
Interest-bearing demand	2,214,432	2,375,565	2,376,825	2,334,560	2,362,222
Savings	766,502	763,016	769,742	751,253	754,376
Certificates of deposit (retail)	1,183,427	1,201,752	1,180,370	1,208,408	1,218,920
Certificates of deposit (brokered)	757,249	757,243	757,433	759,180	757,654
Interest-bearing deposits	4,921,610	5,097,576	5,084,370	5,053,401	5,093,172
Total deposits	5,709,625	5,729,082	5,711,550	5,631,882	5,675,217

Borrowings:
Federal Home Loan Bank advances	950,000	900,000	800,000	1,006,497	1,106,491
Overnight borrowings	200,000	160,000	295,000	200,000	150,000
Total borrowings	1,150,000	1,060,000	1,095,000	1,206,497	1,256,491

Total funding	$6,859,625	$6,789,082	$6,806,550	$6,838,379	$6,931,708

Loans as a % of deposits	102.2%	100.3%	100.1%	101.7%	101.7%
Deposits as a % of total funding	83.2%	84.4%	83.9%	82.4%	81.9%
Borrowings as a % of total funding	16.8%	15.6%	16.1%	17.6%	18.1%

Uninsured deposits:
Uninsured deposits (reported) (1)	$2,245,646	$2,199,708	$2,158,440	$2,040,021	$1,989,095
Uninsured deposits (adjusted) (2)	$850,952	$839,094	$800,998	$804,209	$813,780
_________________________
(1)Uninsured deposits of Kearny Bank.
(2)Uninsured deposits of Kearny Bank adjusted to exclude deposits of its wholly-owned subsidiary and its holding company and collateralized deposits of state and local governments.

Kearny Financial Corp.
Consolidated Statements of Income (Loss)
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Interest income
Loans	$69,376	$66,310	$67,410	$68,349	$66,485
Taxable investment securities	11,328	11,425	11,623	12,600	12,322
Tax-exempt investment securities	29	34	35	41	49
Other interest-earning assets	1,251	1,400	1,584	1,518	1,549
Total interest income	81,984	79,169	80,652	82,508	80,405

Interest expense
Deposits	30,537	31,045	33,148	33,931	33,607
Borrowings	11,073	8,888	9,535	10,873	10,955
Total interest expense	41,610	39,933	42,683	44,804	44,562
Net interest income	40,374	39,236	37,969	37,704	35,843
Provision for (reversal of) credit losses	822	391	567	(82)	1,785
Net interest income after provision for (reversal of) credit losses	39,552	38,845	37,402	37,786	34,058

Non-interest income
Fees and service charges	1,066	922	1,295	892	655
Gain on sale of loans	316	193	224	199	190
Income from bank owned life insurance	2,706	2,646	2,710	2,689	2,869
Electronic banking fees and charges	460	389	473	416	442
Other income	765	1,944	869	1,651	835
Total non-interest income	5,313	6,094	5,571	5,847	4,991

Non-interest expense
Salaries and employee benefits	20,313	19,316	18,373	18,745	18,093
Net occupancy expense of premises	2,862	3,263	2,888	3,307	2,820
Equipment and systems	3,851	3,975	4,007	3,974	4,030
Advertising and marketing	746	665	412	562	615
Federal deposit insurance premium	1,360	1,302	1,357	1,301	1,395
Directors' compensation	307	307	306	307	307
Other expense	4,413	3,471	3,848	3,470	3,633
Total non-interest expense	33,852	32,299	31,191	31,666	30,893
Income before income taxes	11,013	12,640	11,782	11,967	8,156
Income taxes	3,841	2,503	2,333	2,461	1,387
Net income	$7,172	$10,137	$9,449	$9,506	$6,769

Net income per common share (EPS)
Basic	$0.11	$0.16	$0.15	$0.15	$0.11
Diluted	$0.11	$0.16	$0.15	$0.15	$0.11

Dividends declared
Cash dividends declared per common share	$0.11	$0.11	$0.11	$0.11	$0.11
Cash dividends declared	$7,008	$7,005	$6,987	$6,963	$6,946
Dividend payout ratio	97.7%	69.1%	73.9%	73.2%	102.6%

Weighted average number of common shares outstanding
Basic	62,958	62,908	62,858	62,741	62,597
Diluted	63,403	63,251	63,061	62,951	62,755

Kearny Financial Corp.
Average Balance Sheet Data
(Unaudited)

	Three Months Ended
(Dollars in Thousands)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Assets
Interest-earning assets:
Loans receivable, including loans held-for-sale	$5,854,248	$5,785,095	$5,778,680	$5,806,767	$5,830,421
Taxable investment securities	1,185,569	1,194,487	1,185,602	1,236,705	1,227,825
Tax-exempt investment securities	4,759	5,669	5,902	6,856	8,039
Other interest-earning assets	109,098	106,967	123,475	115,776	117,622
Total interest-earning assets	7,153,674	7,092,218	7,093,659	7,166,104	7,183,907
Non-interest-earning assets	456,877	455,725	455,752	453,215	454,975
Total assets	$7,610,551	$7,547,943	$7,549,411	$7,619,319	$7,638,882

Liabilities and Stockholders' Equity
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$2,207,264	$2,402,177	$2,385,397	$2,343,809	$2,342,523
Savings	760,770	761,090	759,247	754,244	754,192
Certificates of deposit (retail)	1,190,922	1,181,526	1,201,950	1,211,026	1,215,661
Certificates of deposit (brokered)	673,031	755,461	756,179	755,813	744,345
Total interest-bearing deposits	4,831,987	5,100,254	5,102,773	5,064,892	5,056,721
Borrowings:
Federal Home Loan Bank advances	1,022,637	861,445	998,760	1,077,146	1,083,902
Other borrowings	150,275	133,833	38,478	85,489	107,582
Total borrowings	1,172,912	995,278	1,037,238	1,162,635	1,191,484
Total interest-bearing liabilities	6,004,899	6,095,532	6,140,011	6,227,527	6,248,205
Non-interest-bearing liabilities:
Non-interest-bearing deposits	788,059	633,494	595,035	581,625	582,085
Other non-interest-bearing liabilities	54,614	59,644	59,447	65,024	64,405
Total non-interest-bearing liabilities	842,673	693,138	654,482	646,649	646,490
Total liabilities	6,847,572	6,788,670	6,794,493	6,874,176	6,894,695
Stockholders' equity	762,979	759,273	754,918	745,143	744,187
Total liabilities and stockholders' equity	$7,610,551	$7,547,943	$7,549,411	$7,619,319	$7,638,882

Average interest-earning assets to average interest-bearing liabilities	119.13%	116.35%	115.53%	115.07%	114.98%

Kearny Financial Corp.
Performance Ratio Highlights

	Three Months Ended
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Average yield on interest-earning assets:
Loans receivable, including loans held-for-sale	4.74%	4.58%	4.67%	4.71%	4.56%
Taxable investment securities	3.82%	3.83%	3.92%	4.08%	4.01%
Tax-exempt investment securities (1)	2.40%	2.37%	2.36%	2.42%	2.43%
Other interest-earning assets	4.59%	5.24%	5.13%	5.24%	5.27%
Total interest-earning assets	4.58%	4.47%	4.55%	4.61%	4.48%

Average cost of interest-bearing liabilities:
Deposits:
Interest-bearing demand	2.49%	2.34%	2.51%	2.63%	2.63%
Savings	1.34%	1.26%	1.40%	1.41%	1.33%
Certificates of deposit (retail)	3.17%	3.20%	3.45%	3.56%	3.56%
Certificates of deposit (brokered)	2.87%	2.71%	2.72%	2.67%	2.62%
Total interest-bearing deposits	2.53%	2.43%	2.60%	2.68%	2.66%
Borrowings:
Federal Home Loan Bank advances	3.79%	3.56%	3.66%	3.69%	3.60%
Other borrowings	3.71%	3.66%	4.13%	4.44%	4.45%
Total borrowings	3.78%	3.57%	3.68%	3.74%	3.68%
Total interest-bearing liabilities	2.77%	2.62%	2.78%	2.88%	2.85%

Interest rate spread (2)	1.81%	1.85%	1.77%	1.73%	1.62%
Net interest margin (3)	2.26%	2.21%	2.14%	2.10%	2.00%

Non-interest income to average assets (annualized)	0.28%	0.32%	0.30%	0.31%	0.26%
Non-interest expense to average assets (annualized)	1.78%	1.71%	1.65%	1.66%	1.62%

Efficiency ratio (4)	74.09%	71.25%	71.64%	72.71%	75.66%

Return on average assets (annualized)	0.38%	0.54%	0.50%	0.50%	0.35%
Return on average equity (annualized)	3.76%	5.34%	5.01%	5.10%	3.64%
Return on average tangible equity (annualized) (5)	4.48%	6.34%	5.96%	6.09%	4.36%
_________________________
(1)The yield on tax-exempt investment securities has not been adjusted to reflect their tax-effective yield.
(2)Interest income divided by average interest-earning assets less interest expense divided by average interest-bearing liabilities.
(3)Net interest income divided by average interest-earning assets.
(4)Non-interest expense divided by the sum of net interest income and non-interest income.
(5)Average tangible equity equals total average stockholders’ equity reduced by average goodwill and average core deposit intangible assets.
The following tables provide a reconciliation of certain financial measures calculated in accordance with Generally Accepted Accounting Principles (“GAAP”) (as reported) and non-GAAP measures. These non-GAAP measures provide additional information, which allow readers to evaluate the ongoing performance of the Company. They are not a substitute for GAAP measures; they should be read and used in conjunction with the Company’s GAAP financial information. In all cases, it should be understood that non-GAAP per share measures do not depict amounts that accrue directly to the benefit of shareholders.

Kearny Financial Corp.
Reconciliation of GAAP to Non-GAAP
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Adjusted net income:
Net income (GAAP)	$7,172	$10,137	$9,449	$9,506	$6,769
Non-recurring transactions - net of tax:
Branch consolidation expenses	—	—	—	178	—
Severance expense from workforce realignment	529	—	—	—	—
Deferred tax asset valuation allowance	1,562	—	—	—	—
Gain on sale of property held for sale	—	(724)	—	(532)	$—
Adjusted net income	$9,263	$9,413	$9,449	$9,152	$6,769

Calculation of pre-tax, pre-provision net revenue:
Net income (GAAP)	$7,172	$10,137	$9,449	$9,506	$6,769
Adjustments to net income (GAAP):
Provision for income taxes	3,841	2,503	2,333	2,461	1,387
Provision for (reversal of) credit losses	822	391	567	(82)	1,785
Pre-tax, pre-provision net revenue (non-GAAP)	11,835	13,031	12,349	11,885	9,941
Adjustments to pre-tax, pre-provision net revenue (non-GAAP):
Branch consolidation expenses	—	—	—	250	—
Severance expense from workforce realignment	745	—	—	—	—
Gain on sale of property held for sale	—	(1,020)	—	(749)	—
Pre-tax, pre-provision net revenue (non-GAAP) - adjusted	$12,580	$12,011	$12,349	$11,386	$9,941

Adjusted earnings per share:
Weighted average common shares - basic	62,958	62,908	62,858	62,741	62,597
Weighted average common shares - diluted	63,403	63,251	63,061	62,951	62,755

Earnings per share - basic (GAAP)	$0.11	$0.16	$0.15	$0.15	$0.11
Earnings per share - diluted (GAAP)	$0.11	$0.16	$0.15	$0.15	$0.11

Adjusted earnings per share - basic (non-GAAP)	$0.15	$0.15	$0.15	$0.15	$0.11
Adjusted earnings per share - diluted (non-GAAP)	$0.15	$0.15	$0.15	$0.15	$0.11

Pre-tax, pre-provision net revenue per share:
Pre-tax, pre-provision net revenue per share - basic (non-GAAP)	$0.19	$0.21	$0.20	$0.19	$0.16
Pre-tax, pre-provision net revenue per share - diluted (non-GAAP)	$0.19	$0.21	$0.20	$0.19	$0.16

Pre-tax, pre-provision net revenue per share - basic (non-GAAP) - adjusted	$0.20	$0.19	$0.20	$0.18	$0.16
Pre-tax, pre-provision net revenue per share - diluted (non-GAAP) - adjusted	$0.20	$0.19	$0.20	$0.18	$0.16

Adjusted return on average assets:
Total average assets	$7,610,551	$7,547,943	$7,549,411	$7,619,319	$7,638,882

Return on average assets (GAAP)	0.38%	0.54%	0.50%	0.50%	0.35%
Adjusted return on average assets (non-GAAP)	0.49%	0.50%	0.50%	0.48%	0.35%

Adjusted return on average equity:
Total average equity	$762,979	$759,273	$754,918	$745,143	$744,187

Return on average equity (GAAP)	3.76%	5.34%	5.01%	5.10%	3.64%
Adjusted return on average equity (non-GAAP)	4.86%	4.96%	5.01%	4.91%	3.64%

Kearny Financial Corp.
Reconciliation of GAAP to Non-GAAP
(Unaudited)

	Three Months Ended
(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Adjusted return on average tangible equity:
Total average equity	$762,979	$759,273	$754,918	$745,143	$744,187
Less: average goodwill	(113,525)	(113,525)	(113,525)	(113,525)	(113,525)
Less: average other intangible assets	(1,042)	(1,157)	(1,276)	(1,395)	(1,513)
Total average tangible equity	$648,412	$644,591	$640,117	$630,223	$629,149

Return on average tangible equity (non-GAAP)	4.48%	6.34%	5.96%	6.09%	4.36%
Adjusted return on average tangible equity (non-GAAP)	5.77%	5.90%	5.96%	5.87%	4.36%

Adjusted non-interest expense ratio:
Non-interest expense (GAAP)	$33,852	$32,299	$31,191	$31,666	$30,893
Non-recurring transactions:
Branch consolidation expenses	—	—	—	(250)	—
Severance expense from workforce realignment	(745)	—	—	—	—
Non-interest expense (non-GAAP)	$33,107	$32,299	$31,191	$31,416	$30,893

Non-interest expense ratio (GAAP)	1.78%	1.71%	1.65%	1.66%	1.62%
Adjusted non-interest expense ratio (non-GAAP)	1.74%	1.71%	1.65%	1.65%	1.62%

Adjusted efficiency ratio:
Non-interest expense (non-GAAP)	$33,107	$32,299	$31,191	$31,416	$30,893

Net interest income (GAAP)	$40,374	$39,236	$37,969	$37,704	$35,843
Total non-interest income (GAAP)	5,313	6,094	5,571	5,847	4,991
Non-recurring transactions:
Gain on sale of property held for sale	—	(1,020)	—	(749)	—
Total revenue (non-GAAP)	$45,687	$44,310	$43,540	$42,802	$40,834

Efficiency ratio (GAAP)	74.09%	71.25%	71.64%	72.71%	75.66%
Adjusted efficiency ratio (non-GAAP)	72.46%	72.89%	71.64%	73.40%	75.66%

Kearny Financial Corp.
Reconciliation of GAAP to Non-GAAP
(Unaudited)

	Year Ended
(Dollars and Shares in Thousands, Except Per Share Data)	June 30, 2026	June 30, 2025
Adjusted net income:
Net income (GAAP)	$36,264	$26,075
Non-recurring transactions - net of tax:
Branch consolidation expenses	178	—
Severance expense from workforce realignment	529	—
Gain on sale of property held for sale	(1,256)	—
Deferred tax asset valuation allowance	1,562	—
Adjusted net income	$37,277	$26,075

Calculation of pre-tax, pre-provision net revenue:
Net income (GAAP)	$36,264	$26,075
Adjustments to net income (GAAP):
Provision for income taxes	11,138	4,924
Provision for credit losses	1,698	2,366
Pre-tax, pre-provision net revenue (non-GAAP)	49,100	33,365
Adjustments to pre-tax, pre-provision net revenue (non-GAAP):
Branch consolidation expenses	250	—
Severance expense from workforce realignment	745	—
Gain on sale of property held for sale	(1,769)	—
Pre-tax, pre-provision net revenue (non-GAAP) - adjusted	$48,326	$33,365

Adjusted earnings per share:
Weighted average common shares - basic	62,866	62,508
Weighted average common shares - diluted	63,220	62,716

Earnings per share - basic (GAAP)	$0.58	$0.42
Earnings per share - diluted (GAAP)	$0.57	$0.42

Adjusted earnings per share - basic (non-GAAP)	$0.59	$0.42
Adjusted earnings per share - diluted (non-GAAP)	$0.59	$0.42

Pre-tax, pre-provision net revenue per share:
Pre-tax, pre-provision net revenue per share - basic (non-GAAP)	$0.78	$0.53
Pre-tax, pre-provision net revenue per share - diluted (non-GAAP)	$0.78	$0.53

Pre-tax, pre-provision net revenue per share - basic (non-GAAP) - adjusted	$0.77	$0.53
Pre-tax, pre-provision net revenue per share - diluted (non-GAAP) - adjusted	$0.76	$0.53

Adjusted return on average assets:
Total average assets	$7,581,913	$7,648,846

Return on average assets (GAAP)	0.48%	0.34%
Adjusted return on average assets (non-GAAP)	0.49%	0.34%

Adjusted return on average equity:
Total average equity	$755,538	$747,002

Return on average equity (GAAP)	4.80%	3.49%
Adjusted return on average equity (non-GAAP)	4.93%	3.49%

Adjusted return on average tangible equity:
Total average equity	$755,538	$747,002
Less: average goodwill	(113,525)	(113,525)
Less: average other intangible assets	(1,218)	(1,700)
Total average tangible equity	$640,795	$631,777

Return on average tangible equity (non-GAAP)	5.71%	4.18%
Adjusted return on average tangible equity (non-GAAP)	5.87%	4.18%

Kearny Financial Corp.
Reconciliation of GAAP to Non-GAAP
(Unaudited)

	Year Ended
(Dollars in Thousands)	June 30, 2026	June 30, 2025
Adjusted non-interest expense ratio:
Non-interest expense (GAAP)	$129,008	$120,630
Non-routine transactions:
Branch consolidation expenses and impairment charges	(250)	—
Severance expense from workforce realignment	(745)	—
Non-interest expense (non-GAAP)	$128,013	$120,630

Non-interest expense ratio (GAAP)	1.70%	1.58%
Adjusted non-interest expense ratio (non-GAAP)	1.69%	1.58%

Adjusted efficiency ratio:
Non-interest expense (non-GAAP)	$128,013	$120,630

Net interest income (GAAP)	$155,283	$134,943
Total non-interest income (GAAP)	22,825	19,052
Non-routine transactions:
Gain on sale of property held for sale	(1,769)	—
Total revenue (non-GAAP)	$176,339	$153,995

Efficiency ratio (GAAP)	72.43%	78.33%
Adjusted efficiency ratio (non-GAAP)	72.59%	78.33%